UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2010

ARLINGTON ASSET INVESTMENT CORP.
(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices) (Zip code)

(877) 370-4413
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2010, Arlington Asset Investment Corp. issued a press release announcing its financial results for the quarter ended June 30, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.	Other Events.

On July 28, 2010, the Company announced that its board of directors has authorized a new share repurchase program (the “2010 Repurchase Program”), pursuant to which the Company may repurchase up to 500,000 shares of the Company’s Class A common stock.  The 2010 Repurchase Program replaces the Company’s prior repurchase program originally authorized in April 2003 (the “2003 Repurchase Program”), pursuant to which the Company was authorized to repurchase up to 5,000,000 shares of its Class A common stock.  The board of directors terminated the 2003 Repurchase Program and replaced it with the 2010 Repurchase Program in order to better position the Company to continue share repurchases while preserving its ability to use its net operating loss carryforwards and net capital loss carryforwards.

Repurchases under the 2010 Repurchase Program may be made from time to time on the open market and in private transactions at management’s discretion in accordance with applicable federal securities laws.  The timing of repurchases and the exact number of shares of Class A common stock to be purchased will depend upon market conditions and other factors.  The 2010 Repurchase Program will be funded using the Company’s cash on hand and cash generated from operations.  The 2010 Repurchase Program has no expiration date and may be suspended or discontinued at any time without prior notice.

During the three months ended June 30, 2010, the Company repurchased 29,022 shares of its Class A common stock at an average price of $18.87 per share and a total cost of $0.5 million.  Upon adoption of the 2010 Repurchase Program on July 28, 2010, the board determined to apply the repurchases made during the three months ended June 30, 2010 against the shares authorized under the 2010 Repurchase Program, instead of the 2003 Repurchase Program.  Consequently, at July 28, 2010, 470,978 shares of Class A common stock remained available for purchase under the 2010 Repurchase Program.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated July 28, 2010.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: July 29, 2010	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated July 28, 2010.